
Mercantile
Bank Corporation
INVESTOR
PRESENTATION
FIRST QUARTER 2020

Mercantile Bank Corporation

FORWARD-LOOKING STATEMENTS

This presentation contains comments or information that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such comments are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and nontraditional competitors; changes in banking regulation or actions by bank regulators; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; changes in local real estate values; changes in the national and local economies, including the significant disruption to financial market and other economic activity caused by the outbreak of COVID-19; and other factors, including risk factors, disclosed from time to time in filings made by Mercantile with the Securities and Exchange Commission. Mercantile undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

Mercantile Bank Corporation

Response to COVID-19

MARCH 18 — Mercantile lobbies allowing face-to-face customer assistance by appointment only

MARCH 23 — Over 75% of all Mercantile employees working remotely each day

MARCH 25 — Mercantile lobbies closed to customers. Bank open via drive-thru, VBM, call center & online banking.

Number of Mercantile SBA PPP Applications Approved

1,549

As of 4/20/2020 @ 10:00 AM

Total Dollars Approved by SBA for Mercantile Customers

$502,921,123

As of 4/20/2020 @ 10:00 AM

Total SBA Dollars Funded for Approved Mercantile Customer Applications

$450,771,382

As of 4/20/2020 @ 10:00 AM

Mercantile Bank Corporation

Customer Feedback

"It is during challenged times that we see what organizations are made of and the integrity of their team. Your team has proven we have made the right choice in our continued work together."

"Awesome! Thank you so much. This is going to be a key part of our future success."

"Just wanted to say thanks for your timely work on this and for continually communicating with us. As a firm we are working with nearly every bank in town on these loans and I have come to appreciate the approach you and Mercantile took to handling these. There are a few banks that could have taken a lesson from you."

"THANKS SO MUCH!!!"

"We realize how much stress/anxiety everyone is experiencing and then to couple it with long days, nights, weekends for Mercantile staff what a committed TEAM! We could never say Thank You enough times for helping us in this time of need."

Mercantile Bank Corporation

Payment Relief Notes Closed

Commercial, Retail and Mortgage

Interest Only Amendments

# Total to Date	$ Total
291	286,823,219

Payment Deferrals

# Total to Date	$ Total
74	4,359,897

Mercantile Bank Corporation

Retail Payment Assistance

Inquiries by Loan Type

Type of Loan	# of Inquiries	Total Principal Balance	Average Principal Balance
Freddie	282	$32,119,558	$113,899
Port Mortgage	169	$20,265,680	$119,915
Consumer Term	61	$676,834	$11,096
HELOC	29	$1,181,637	$40,746
FHLBI	5	$859,995	$171,999
Personal Line	1	$4,541	$4,541
Grand Total	547	$55,108,245	$100,746

Number of Inquiries Logged

Date	Number
3/13/2020	2
3/17/2020	5
3/18/2020	1
3/19/2020	13
3/20/2020	10
3/23/2020	56
3/24/2020	44
3/25/2020	34
3/26/2020	26
3/27/2020	40
3/28/2020	5
3/30/2020	53
3/31/2020	35
4/1/2020	55
4/2/2020	28
4/3/2020	34
4/4/2020	1
4/6/2020	38
4/7/2020	14
4/8/2020	15
4/9/2020	13
4/10/2020	10
4/11/2020	1
4/13/2020	14
Grand Total	547

Mercantile Bank Corporation

Past Due

An age analysis of past due loans as of March 31, 2020:

		30 – 59 Days Past Due	60 – 89 Days Past Due	> 89 Days Past Due	Total Past Due	Current	Total Loans	Recorded Balance > 89 Days & Counting
Commercial:								
Commercial & Industrial	$	123,000	579,000	0	702,000	872,977,000	873,679,000	0
Vacant Land, Land Development, Residential Construction	$	482,000	0	43,000	525,000	62,383,000	62,908,000	0
Real Estate – Owner Occupied	$	0	0	232,000	232,000	578,997,000	579,229,000	0
Real Estate – Non-Owner Occupied	$	0	0	0	0	823,366,000	823,366,000	0
Real Estate – Multi-Family & Residential Rental	$	181,000	0	0	181,000	132,967,000	133,148,000	0
Total Commercial	$	786,000	579,000	275,000	1,640,000	2,470,690,000	2,472,330,000	0
Retail:								
Home Equity & Other	$	172,000	27,000	58,000	257,000	72,618,000	72,875,000	0
1-4 Family Mortgages	$	514,000	0	381,000	895,000	355,443,000	356,338,000	0
Total Retail	$	686,000	27,000	439,000	1,152,000	428,061,000	429,213,000	0
Total Past Due Loans	$	1,472,000	606,000	714,000	2,792,000	2,898,751,000	2,901,543,000	0

Mercantile Bank Corporation

Commercial Credit Exposure

Credit risk profiled by internal credit risk grades:

Internal Credit Risk Grade Groupings:	Commercial & Industrial	Commercial Vacant Land, Land Development, & Residential Construction	Commercial Real Estate – Owner Occupied	Commercial Real Estate – Non-Owner Occupied	Commercial Real Estate – Multi-Family & Residential Rental
Grades 1-4	$528,288,000	$24,943,000	$340,680,000	$562,617,000	$74,923,000
Grades 5-7	$333,023,000	$37,263,000	$233,258,000	$260,617,000	$58,088,000
Grades 8-9	$12,368,000	$702,000	$5,291,000	$132,000	$137,000
Total Commercial	**$873,679,000**	**$62,908,000**	**$579,229,000**	**$823,366,000**	**$133,148,000**
% of Total Commercial Loans as of March 31, 2020	35%	3%	24%	33%	5%

Mercantile Bank Corporation

Commercial Loan Portfolio Composition

Commercial Loan Portfolio by Loan Type


5%
35%
33%
24%
3%

- Commercial & Industrial
- Commercial Vacant Land, Land Development, & Residential Construction
- Commercial Real Estate - Owner Occupied
- Commercial Real Estate - Non-Owner Occupied
- Commercial Real Estate - Multi-Family & Residential Rental

Mercantile Bank Corporation

NAICS Composition
COVID-19 Impacted Industries

	March 31, 2020	Percentage of Total Commercial Loans
Motor vehicle and parts dealers	$121,000,000	4.9%
Hotels/Motels/Lodging	$103,000,000	4.2%
Nursing & assisted living	$105,000,000	4.3%
Restaurants	$108,000,000	4.4%
Construction	$94,000,000	3.8%
Movie Theaters/Entertainment	$70,000,000	2.8%
Other Retail		
Miscellaneous	$29,000,000	1.2%
Food & Beverage Stores	$15,000,000	0.6%
Gas Stations	$10,000,000	0.4%

Mercantile Bank Corporation

Programs to Support Clients and Communities

PAYCHECK PROTECTION PROGRAM LOANS

Interest Rate

- 1.00% Fixed

Repayment Terms

- Deferred payments for six months
- Monthly payments on the balance of any unforgiven amount for the balance of the two-year term
- Fully amortizing

Forgiveness

Dollars borrowed forgiven if used in compliance with the terms of the program, including:

- Dollars used for payroll, interest payments on mortgage, rent and utilities
- 75% of forgiven amount is attributable to payroll
- The borrower must maintain sufficient records

Origination Fee

SBA to pay 1% - 5% Based on Loan Amount

- Paid within five days after loan closing
- Deferred income, accreted to interest income over life of loan
- Accelerated accretion if loan paid off or forgiven
- Effective yield enhancement = 2.80%

Mercantile Bank Corporation

Programs to Support Clients and Communities

FEDERAL RESERVE TERM ADVANCES

Interest Rate
0.35% Fixed

Borrow Dollar-For-Dollar of PPP Loans
- PPP Loans Serve as Collateral

Repayment Terms
- 24 months
- Paydowns required as forgiveness payments received from SBA
- Paydowns required as payments made by borrower

Mercantile Bank Corporation

Consolidated Reports of Income

Unaudited

	THREE MONTHS ENDED March 31, 2020	THREE MONTHS ENDED March 31, 2019
NET INCOME	$ 10,673,000	$ 11,824,000
Basic earnings per share	$0.65	$0.72
Diluted earnings per share	$0.65	$0.72
Average basic shares outstanding	16,350,281	16,429,571
Average diluted shares outstanding	16,351,559	16,435,176

Mercantile Bank Corporation

Consolidated Reports of Income

Unaudited

		THREE MONTHS ENDED March 31, 2020		THREE MONTHS ENDED March 31, 2019
INTEREST INCOME				
Loans, including fees	$	33,442,000	$	35,789,000
Investment securities		4,017,000		2,441,000
Other interest-earning assets		475,000		407,000
Total interest income		37,934,000		38,637,000
INTEREST EXPENSE				
Deposits		4,641,000		4,804,000
Short-term borrowings		40,000		104,000
Federal Home Loan Bank advances		2,212,000		2,234,000
Other borrowed money		724,000		850,000
Total interest expense		7,617,000		7,992,000
Net interest income		30,317,000		30,645,000
Provision for loan losses		750,000		850,000
Net interest income after provision for loan losses		29,567,000		29,795,000

Mercantile Bank Corporation

Consolidated Reports of Income

Unaudited

	THREE MONTHS ENDED March 31, 2020	THREE MONTHS ENDED March 31, 2019
NONINTEREST INCOME		
Service charges on accounts	$ 1,222,000	$ 1,077,000
Credit and debit card income	1,361,000	1,337,000
Mortgage banking income	2,627,000	1,057,000
Payroll services	577,000	505,000
Earnings on bank owned life insurance	336,000	1,630,000
Other income	427,000	1,026,000
Total noninterest income	6,550,000	6,632,000

Mercantile Bank Corporation

Consolidated Reports of Income

Unaudited

		THREE MONTHS ENDED March 31, 2020		THREE MONTHS ENDED March 31, 2019
NONINTEREST EXPENSE				
Salaries and benefits	$	13,528,000	$	13,015,000
Occupancy		2,059,000		1,762,000
Furniture and equipment		778,000		635,000
Data processing costs		2,483,000		2,216,000
Other expense		4,092,000		4,202,000
Total noninterest expense		22,940,000		21,830,000
Income before federal income tax expense		13,177,000		14,597,000
Federal income tax expense		2,504,000		2,773,000
Net Income	$	10,673,000	$	11,824,000

Mercantile Bank Corporation

Consolidated Financial Highlights

Unaudited

(dollars in thousands except per share data)	Quarterly 2020 1st Qtr	2019 4th Qtr	2019 3rd Qtr	2019 2nd Qtr	2019 1st Qtr
YIELD ON ASSETS / COST OF FUNDS					
Yield on loans	4.69%	5.01%	5.06%	5.18%	5.21%
Yield on securities	4.73%	2.90%	2.99%	2.85%	2.82%
Yield on other interest-earning assets	1.22%	1.65%	2.15%	2.38%	2.40%
Yield on total earning assets	4.54%	4.61%	4.73%	4.85%	4.89%
Yield on total assets	4.23%	4.31%	4.42%	4.53%	4.56%
Cost of deposits	0.70%	0.79%	0.83%	0.85%	0.77%
Cost of borrowed funds	2.31%	2.36%	2.35%	2.40%	2.43%
Cost of interest-bearing liabilities	1.36%	1.47%	1.52%	1.55%	1.47%
Cost of funds *(total earning assets)*	0.91%	0.98%	1.02%	1.06%	1.01%
Cost of funds *(total assets)*	0.85%	0.91%	0.95%	0.99%	0.94%
Net interest margin *(fully tax-equivalent)*	3.63%	3.63%	3.71%	3.79%	3.88%

Mercantile Bank Corporation

Consolidated Financial Highlights

Unaudited

		Quarterly				
		2020 1st Qtr	2019 4th Qtr	2019 3rd Qtr	2019 2nd Qtr	2019 1st Qtr
MORTGAGE BANKING ACTIVITY						
Total mortgage loans originated	$	132,859	110,611	132,852	80,205	44,932
Purchase mortgage loans originated	$	46,538	49,407	61,839	41,986	29,891
Refinance mortgage loans originated	$	86,321	61,204	71,013	38,219	15,041
Mortgage loans originated with intent to sell	$	95,327	81,590	104,890	49,396	21,502
Net gain on sale of mortgage loans	$	2,086	3,062	2,886	1,419	698

Mercantile Bank Corporation

Consolidated Financial Highlights

Unaudited

		Quarterly				
		2020 1st Qtr	2019 4th Qtr	2019 3rd Qtr	2019 2nd Qtr	2019 1st Qtr
CAPITAL						
Tangible equity to tangible assets		10.14%	10.15%	9.67%	9.82%	9.41%
Tier 1 leverage capital ratio		11.47%	11.28%	11.08%	11.17%	11.16%
Common equity risk-based capital ratio		10.92%	11.00%	10.53%	10.47%	10.46%
Tier 1 risk-based capital ratio		12.28%	12.36%	11.87%	11.82%	11.84%
Total risk-based capital ratio		13.03%	13.09%	12.60%	12.55%	12.56%
Tier 1 capital	$	406,445	405,148	395,010	388,788	379,334
Tier 1 plus tier 2 capital	$	431,273	429,038	419,424	412,841	402,469
Total risk-weighted assets	$	3,309,336	3,276,754	3,327,723	3,289,958	3,204,295
Book value per common share	$	25.82	25.36	24.93	24.34	23.37
Tangible book value per common share	$	22.55	22.12	21.64	21.05	20.05
Cash dividend per common share	$	0.28	0.27	0.27	0.26	0.26

Mercantile Bank Corporation

Consolidated Financial Highlights

Unaudited

		Quarterly				
		2020 1st Qtr	2019 4th Qtr	2019 3rd Qtr	2019 2nd Qtr	2019 1st Qtr
ASSET QUALITY						
Gross loan charge-offs	$	40	112	519	78	174
Recoveries	$	229	287	180	96	79
Net loan charge-offs (recoveries)	$	(189)	(175)	339	(18)	95
Net loan charge-offs (recoveries) to average loans		(0.03%)	(0.02%)	0.05%	(0.01%)	0.01%
Allowance for loan losses	$	24,828	23,889	24,414	24,053	23,135
Allowance to loans		0.86%	0.89%	0.88%	0.89%	0.89%
Nonperforming loans	$	3,469	2,284	2,644	3,505	4,138
Other real estate/repossessed assets	$	271	452	243	446	396
Nonperforming loans to total loans		0.12%	0.08%	0.09%	0.12%	0.15%
Nonperforming assets to total assets		0.10%	0.08%	0.08%	0.11%	0.13%

Consolidated Financial Highlights

Mercantile Bank Corporation

Unaudited

		Quarterly				
		2020 1st Qtr	2019 4th Qtr	2019 3rd Qtr	2019 2nd Qtr	2019 1st Qtr
NONPERFORMING ASSETS - RECONCILIATION						
Beginning balance	$	2,736	2,887	3,951	4,534	4,952
Additions	$	1,344	30	339	26	539
Other activity	$	(31)	135	57	34	0
Return to performing status	$	(7)	0	(126)	0	0
Principal payments	$	(110)	(232)	(1,014)	(512)	(382)
Sale proceeds	$	(192)	(36)	(253)	(74)	(429)
Loan charge-offs	$	0	(48)	(59)	(36)	(146)
Valuation write-downs	$	0	0	(8)	(21)	0
Ending balance	$	3,740	2,736	2,887	3,951	4,534

Mercantile Bank Corporation

2020 Forecast Considerations

NET INTEREST INCOME

- 30 Day Libor Rate
- PPP/PPPLF Volume
- PPP Loan Forgiveness
- Additional Agency Discount Calls
- Asset Quality

PROVISION EXPENSE

- Net Loan Growth
- Volume of Loan Downgrades
- Volume of New Nonaccrual Loans
- Reserve Environmental Allocation Changes

FEE INCOME

- Mortgage Loan Volume for Home Purchases
- Card Interchange Income

OVERHEAD EXPENSE

- Employee-Related Expenses
- Loan Collection Costs


Mercantile
Bank Corporation
THANK YOU FOR YOUR INTEREST IN OUR COMPANY
NASDAQ Global Select Market
Symbol: MBWM
310 Leonard Street NW
Grand Rapids, MI 49504
616.406.3000 or 800.453.8700
www.mercbank.com